NOTE 5 - PROPERTY AND EQUIPMENT, NET	12 Months Ended
Jun. 30, 2018
Notes
NOTE 5 - PROPERTY AND EQUIPMENT, NET

NOTE 5 – PROPERTY AND EQUIPMENT, NET

Property, plant and equipment stated at cost less accumulated depreciation consisted of the following:

	As of June 30,
	2018	2017
Buildings	$9,794,094	$-
Machinery and equipment	8,309,138	7,504,832
Office equipment and furniture	525,886	452,825
Automobiles	622,720	390,063
Leasehold improvements	3,985,511	3,825,740
Construction in progress	2,375,461	-
Total	25,612,810	12,173,460
Less: accumulated depreciation	(4,662,125)	(3,420,420)
Property, plant and equipment, net	$20,950,685	$8,753,040

Depreciation expense was $1,179,814, $809,313 and $822,842 for the years ended June 30, 2018, 2017 and 2016, respectively. In connection with the subsequent renewal of RMB 30 million loan from Bank of Communications of China Dongguan Branch, the Company pledged fixed assets of approximately $8,433,470 as collateral to secure the loan (See Note 16).